SUPPLEMENT DATED JUNE 30, 2023 TO THE:

INVESCO EXCHANGE-TRADED FUND TRUST

PROSPECTUSES DATED AUGUST 26, 2022, AS MAY BE PREVIOUSLY SUPPLEMENTED, OF

Invesco S&P 500® Top 50 ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco FTSE RAFI US 1000 ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco NASDAQ Internet ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Pure Growth ETF

Invesco DWA Technology Momentum ETF

Invesco Dynamic Semiconductors ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco DWA Healthcare Momentum ETF

Invesco Dynamic Market ETF

Invesco Dynamic Software ETF

Invesco Global Listed Private Equity ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

INVESCO EXCHANGE-TRADED FUND TRUST II

PROSPECTUSES DATED DECEMBER 16, 2022 OF:

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap 600 Revenue ETF

(each, a "Fund" and collectively, the "Funds")

Notice of Stock Splits

The Board of Trustees of the Invesco Exchange-Traded Fund Trust and Invesco Exchange-Traded Fund Trust II (each, a "Trust" and collectively, the "Trusts") has approved the forward stock splits and reverse stock splits set forth in the table below. After the close of the markets on July 14, 2023, the Funds will effect the forward stock splits and reverse stock splits, with trading beginning on a split-adjusted basis on July 17, 2023.

Ticker	Fund Name	Stock Split Ratio
Forward Stock Splits
XLG	Invesco S&P 500® Top 50 ETF	10 to 1
RSPH	Invesco S&P 500® Equal Weight Health Care ETF	10 to 1
RSPT	Invesco S&P 500® Equal Weight Technology ETF	10 to 1
RFG	Invesco S&P MidCap 400® Pure Growth ETF	5 to 1
RSPN	Invesco S&P 500® Equal Weight Industrials ETF	5 to 1
PRFZ	Invesco FTSE RAFI US 1500 Small-Mid ETF	5 to 1
RSPS	Invesco S&P 500® Equal Weight Consumer Staples ETF	5 to 1
PRF	Invesco FTSE RAFI US 1000 ETF	5 to 1
RSPM	Invesco S&P 500® Equal Weight Materials ETF	5 to 1
PNQI	Invesco NASDAQ Internet ETF	5 to 1
RPG	Invesco S&P 500® Pure Growth ETF	5 to 1
PTF	Invesco DWA Technology Momentum ETF	3 to 1
PSCT	Invesco S&P SmallCap Information Technology ETF	3 to 1
PSCH	Invesco S&P SmallCap Health Care ETF	3 to 1
PSI	Invesco Dynamic Semiconductors ETF	3 to 1
RSPD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF	3 to 1
RZG	Invesco S&P SmallCap 600® Pure Growth ETF	3 to 1
PTH	Invesco DWA Healthcare Momentum ETF	3 to 1
PWC	Invesco Dynamic Market ETF	3 to 1
PSCC	Invesco S&P SmallCap Consumer Staples ETF	3 to 1

Ticker	Fund Name	Stock Split Ratio
Forward Stock Splits - continued
RWJ	Invesco S&P SmallCap 600 Revenue ETF	3 to 1
PSJ	Invesco Dynamic Software ETF	3 to 1
RSPU	Invesco S&P 500® Equal Weight Utilities ETF	2 to 1
Reverse Stock Splits
PSP	Invesco Global Listed Private Equity ETF	1 to 5
PSCE	Invesco S&P SmallCap Energy ETF	1 to 5
PXJ	Invesco Dynamic Oil & Gas Services ETF	1 to 5

The record date for the forward splits will be July 13, 2023, and the payable date will be July 14, 2023, after the close of the markets. The Fund shares are expected to begin trading at the new split-adjusted prices beginning July 17, 2023, which is considered the effective date.

As a result of the forward stock splits, every share of the respective Funds will be exchanged for 10, 5, 3 or 2 shares, as described above. As a result of the reverse stock splits, every 5 shares of the respective Funds will be exchanged for 1 share. Accordingly, the total number of issued and outstanding shares of each Fund will change. Additionally, each Fund's per share net asset value ("NAV") and the opening market value per share will change. However, there will be no impact on the aggregate NAV of a Fund. Thus, the net asset value of each shareholder's investment in a Fund will not change as a result of the splits and each shareholder will continue to own the same percentage (by value) of their Fund immediately following the splits as the shareholder owned immediately prior to the splits except with respect to any fractional share from a reverse split (discussed below). Except with respect to reverse stock splits as discussed below, the stock splits will not result in a taxable event for Fund shareholders.

The Trust's transfer agent will notify the Depository Trust Company ("DTC") of the splits and instruct DTC to adjust each shareholder's investment accordingly. DTC is the registered owner of each Fund's shares and maintains a record of each Fund's record owners.

In conjunction with the reverse stock splits, the CUSIP numbers will change as follows:

Ticker	Fund Name	New CUSIP number
PSP	Invesco Global Listed Private Equity ETF	46137	V118
PSCE	Invesco S&P SmallCap Energy ETF	46138	G474
PXJ	Invesco Dynamic Oil & Gas Services ETF	46137	Y872

Redemption of Fractional Shares and Tax Consequences for the Reverse Split

As a result of the reverse splits, a shareholder potentially could hold a fractional share of a Fund, which cannot trade on an Exchange. A shareholder's resulting fractional share of a Fund may be redeemed for cash and paid to the shareholder's brokerage account of record. Such redemption may have tax implications for that shareholder, and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder's fractional shares. No transaction fee will be imposed on shareholders for such redemption.

Please Retain This Supplement for Future Reference.

P-SUMSTAT-SUP 063023